MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Edward F. Gobora, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


DEAR SHAREHOLDER

Economic Environment
For the past nine months, the US Federal Reserve Board had a neutral policy stance, lowering short-term interest rates 75 basis points (0.75%) in an effort to promote a recovery in the world economy. However, on May 18, 1999, the Federal Reserve Board shifted to a tightening bias at its Federal Open Market Committee (FOMC) meeting. Then, at the end of the June quarter, the Federal Reserve Board raised its target for the Federal Funds rate by 25 basis points to 5%. These changes were caused by prospects for an improved global environment and fears of inflation. Two-year US Treasury yields rose from 4.987% to 5.511% in response to increased expectations of higher official rates.

The European Central Bank (ECB) lowered rates 50 basis points on April 8 in response to slower growth, upward pressure on unemployment and weak industrial production in the Eurozone, which is comprised of the 11 countries in the European Monetary Union
(EMU). The ECB's stimulative stance toward monetary policy, including both low interest rates and tolerance of an undervalued euro, was employed to counter the sustained slowdown of the Eurozone economy. Pronounced weakness in Germany and Italy largely contributed to yields in the region staying relatively low. The euro weakened substantially during the June quarter. Concerns over the EMU stability pact, the Kosovo crisis and the need for a competitive currency caused the euro to move lower.

In Japan, the unexpected 1.9% rise in first quarter gross domestic product (GDP) signaled the first positive quarter in over a year, perhaps signaling an inflection point in the longest recession in post-war history. Economic conditions in Japan have shown some signs of improvement in industrial production, public investment and construction expenditures. The economy is still under negative pressure as unemployment is near historical highs and GDP growth may only reach 0.4% in 1999. The Economic Planning Agency admits that the economy remains in a severe state, but it notes that government measures are halting the decline. The yen traded in a 118.75--121.10 range relative to the US dollar during the period. The deep recession in Japan and an official desire for a weaker exchange rate caused the yen to modestly decline relative to the US dollar.

Portfolio Strategy
During the quarter ended June 30, 1999, we concentrated the Fund's global investments in high-credit quality securities with maturities of less than two years. Additionally, we generally hedged our currency exposure back to US dollars. As interest rates rose and the US dollar strengthened, these strategies enhanced the Fund's total returns during the June quarter by providing a relatively high level of current income with limited net asset value fluctuation. For the three months ended June 30, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +1.03%, +0.83%, +0.78% and +0.97%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report.)

Given our objective of providing a high level of current income and our outlook for upward pressure on global yields, we are maintaining positions in high-quality, short-term securities that yield at or above US dollar-issued securities. On June 30, 1999, we held sovereign, agency and corporate issues in Canada, Greece, Iceland, Norway, Poland, the United Kingdom and the United States.

The United Kingdom and Norway were the Fund's largest investments outside of the United States. We established these positions because of expectations of lower interest rates in these countries, their high credit quality and attractive yields. The United Kingdom cut its key interest rate by 50 basis points to 5.00% during the June quarter. This adjustment to monetary policy was implemented as a result of sluggish growth, low inflation and strength of the British pound. Throughout the June quarter, the Norges Bank lowered the key deposit rate 100 basis points to 6.0%. Despite the significant appreciation of the Norwegian krona relative to the euro, interest rates have been adjusted gradually.

In response to our foreign exchange outlook, it is expected the portfolio's currency exposure will generally be fully hedged back to the US dollar. In New Zealand and Canada, with short-term interest rates below those in the United States, hedging the exposure back into US dollars adds value to the Fund since the Fund will earn the interest rate differential. We recently added positions in AAA-rated securities denominated in Greek drachma and Polish zloty. Finally, we expect to continue to actively pursue opportunities to reduce hedging costs while seeking to maintain the stability of the Fund's net asset values.

Economic Outlook
Heightened expectations of an increase in US interest rates, which could occur as soon as the August 24, 1999 FOMC meeting, are the result of the upside risks of growth and consumer prices. The pace of adjustments to monetary policy depends on how quickly the economy responds to higher interest rates and the reaction of the asset markets. Domestic demand, supportive financial conditions and an improvement in labor productivity are likely to be positive for the US economy. GDP is expected to be near 4.0% for this year while inflation is likely to stay below 2.5%.

We expect the Japanese economy to show tentative signs of recovery as a result of easier monetary conditions and a weaker yen, although the government's aggressive GDP target of 0.5% for 1999 could be difficult to achieve. The labor market situation has deteriorated over recent months as corporations have embarked on more determined rounds of restructuring. Japanese policymakers may need more supplementary budget packages and tax cuts in order to stimulate firmer demand. Expectations of a return to modest growth should cause interest rates to rise as the yen depreciates in order to assist competitiveness.

The outlook for EMU is still a concern for the ECB as there are few signs of a recovery in the major countries in the region (Germany, France and Italy). Deteriorating budget deficits within EMU have caused concern in the market. The ECB will most likely leave interest rates unchanged in response to its commitment to price stability and a strong euro. Historically high consumer confidence and a gradual improvement in Eurozone exports should contribute to growth of 2.0% this year.

In Greece, it has been difficult for the population to endorse the attacks on Yugoslavia for social, political and economic reasons. Despite the fact that many uncertainties still surround the Balkan crisis, there is virtually no risk that Greece will distance itself from NATO or the European Union. The need for lower interest rates and a stable exchange rate in preparation for EMU entry will support the near-term outlook for the currency and drachma-denominated assets. In Poland, the privatization process, improving growth prospects and relatively high yields should be positive for the zloty.

Currency Outlook
We expect the euro to be under pressure in response to little evidence of core Eurozone economies recovering, the reduced credibility of the ECB, and the possibility of lingering tensions in Yugoslavia. Central bank officials have stated that the weakness of the euro is not encouraged, but it is positive for growth prospects. It is essential that the euro gain the confidence of international investors or the currency risks moving to parity against the US dollar.

The yen has been slow to depreciate since the beginning of the June quarter. The Japanese have been reluctant to diversify out of yen-denominated instruments. The recent adverse price movements in foreign bonds have made owning them unattractive for yen-based investors. Policymakers have accepted the need for yen weakness in order to stimulate export growth. The US commitment to a strong dollar policy, further intervention by the Bank of Japan to sell the yen, interest rate differentials and stagnant growth from Japan should be supportive for the US dollar.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Edward F. Gobora)
Edward F. Gobora
Vice President and
Senior Portfolio Manager



August 12, 1999



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                                                  Standardized
                                                                       12 Month       3 Month    Since Inception  30-Day Yield
                                                                     Total Return   Total Return   Total Return  As of 6/30/99
ML Short-Term Global Income Fund, Inc. Class A Shares                    +5.36%         +1.03%        +25.62%          4.90%
ML Short-Term Global Income Fund, Inc. Class B Shares                    +4.39          +0.83         +33.00           4.30
ML Short-Term Global Income Fund, Inc. Class C Shares                    +4.21          +0.78         +16.89           4.10
ML Short-Term Global Income Fund, Inc. Class D Shares                    +4.96          +0.97         +39.56           4.66

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods arefrom 10/21/94 for Class A & Class C Shares and from 8/03/90 for Class B & Class D Shares.



Average Annual
Total Return

                                    % Return Without  % Return With
                                      Sales Charge     Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +5.36%         +1.14%
Inception (10/21/94) through 6/30/99       +4.98          +4.07

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                      Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         +4.39%         +0.39%
Five Years Ended 6/30/99                   +3.80          +3.80
Inception (8/03/90) through 6/30/99        +3.25          +3.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return         % Return
                                      Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +4.21%         +3.21%
Inception (10/21/94) through 6/30/99       +3.38          +3.38

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                      Sales Charge     Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +4.96%         +0.76%
Five Years Ended 6/30/99                   +4.34          +3.49
Inception (8/03/90) through 6/30/99        +3.81          +3.34

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                      Face        Maturity                                                Interest        Value    Percent of
COUNTRIES            Amount         Date                      Issue                        Rate++       (Note 1a)  Net Assets
Australia   NZ$    $  4,700,000     2/12/01   New South Wales Treasury Corporation (1)      5.25 %      $  2,463,013     2.33%
                      5,870,000    12/18/00   Toyota Finance Australia (2)                  7.25           3,166,264     3.00

                                              Total Investments in Australia
                                              (Cost--$5,626,894)                                           5,629,277     5.33


Canada      US$       2,600,000     1/30/01   Canadian Government Bond (1)                  5.50           2,586,347     2.45
            C$        8,750,000     9/15/00   European Investment Bank (2)                  6.625          5,989,055     5.66
            US$       4,300,000     1/14/01   Shell Canada Ltd. (4)                         8.875          4,479,654     4.24

                                              Total Investments in Canada
                                              (Cost--$12,945,219)                                         13,055,056    12.35


Germany     PLN       9,900,000     3/24/00   LB Baden-Wuerttemberg (2)                    19.75           2,616,014     2.48

                                              Total Investments in Germany
                                              (Cost--$2,622,776)                                           2,616,014     2.48


Greece      GRD     404,000,000     6/15/00   European Investment Bank (2)                  9.21           1,283,732     1.21

                                              Total Investments in Greece
                                              (Cost--$1,324,892)                                           1,283,732     1.21


Iceland     ISK     379,600,000    10/13/99   Svenska Handelsbank Time Deposits (2)         8.50           5,094,618     4.82

                                              Total Investments in Iceland
                                              (Cost--$5,202,138)                                           5,094,618     4.82


Norway      Nok     122,000,000     9/15/99   Norwegian Treasury Bill (1)                   6.50          15,538,916    14.70
                     40,550,000     1/10/00   Unibank Time Deposits (2)                     6.25           5,155,753     4.88

                                              Total Investments in Norway
                                              (Cost--$21,090,953)                                         20,694,669    19.58


Poland      PLN       3,400,000     5/22/00   European Bank Reconstruction and
                                              Development (2)                              18.625            903,198     0.85

                                              Total Investments in Poland
                                              (Cost--$914,226)                                               903,198     0.85


Sweden      Pound     2,520,000    12/08/99   Kingdom of Sweden (1)                         6.25           3,984,312     3.77
            Sterling
            US$       4,400,000    10/16/00   Swedish Export Credit (2)                     6.25           4,404,571     4.17

                                              Total Investments in Sweden
                                              (Cost--$8,609,304)                                           8,388,883     7.94


United      Pound     2,135,000     8/10/99   Abbey National Treasury Service (2)           6.00           3,364,488     3.18
Kingdom     Sterling

                                              Total Investments in the United Kingdom
                                              (Cost--$3,554,467)                                           3,364,488     3.18


United      US$       1,700,000     1/15/01   Associates Corporation of North America (2)   5.85           1,693,965     1.60
States                8,000,000     8/13/99   Federal Home Loan Banks (3)                   5.014          7,953,082     7.52
                     12,000,000     7/29/99   Federal Home Loan Mortgage Corporation (3)    4.896         11,955,107    11.31
                      2,595,000     7/07/99   Federal National Mortgage Association (3)     4.861          2,592,928     2.45
            Pound     3,200,000     8/10/99   General Electric Capital Corp. (5)            7.00           5,049,346     4.78
            Sterling
            US$       4,781,000     7/01/99   General Motors Acceptance Corp. (5)           5.709          4,781,000     4.52
                      9,000,000     7/01/99   Student Loan Marketing Association (3)        4.664          9,000,000     8.52

                                              Total Investments in the United States
                                              (Cost--$43,311,937)                                         43,025,428    40.70


OPTIONS                     Nominal Value
PURCHASED                 Covered by Options

            Currency Call         2,683,200   Euro Dollar, expiring July 1999 at e1.04                         2,952     0.00
            Options               1,280,588   Greek Drachma, expiring August 1999 at GRD330                    2,817     0.00
            Purchased               893,840   Polish Zloty, expiring July 1999 at PLN4.15                      3,128     0.00
                                  2,667,204   Polish Zloty, expiring July 1999 at PLN4.16                      8,002     0.01

                                              Total Options Purchased (Premiums Paid
                                              --$28,648)                                                      16,899     0.01


                       Total Investments (Cost--$105,231,454)                                            104,072,262    98.45

                       Unrealized Appreciation on Forward Foreign Exchange Contracts++++                   1,116,567     1.06

                       Other Assets Less Liabilities                                                         521,235     0.49
                                                                                                        ------------   -------
                       Net Assets                                                                       $105,710,064   100.00%
                                                                                                        ============   =======



                       Corresponding industry groups for securities (percent of net assets):
                    (1)Sovereign Government Obligations--23.25%
                    (2)Financial Services--31.85%
                    (3)Sovereign/Regional Government Obligations--Agency--29.80%
                    (4)Petroleum Company--4.24%
                    (5)Financial Company--9.30%
                     ++Commercial Paper and certain US Treasury and Foreign Treasury
                       Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund.
                       Other securities bear interest at the rates shown, payable at the fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes;
                       the interest rates shown are those in effect at June 30, 1999.
                   ++++Forward foreign exchange contracts as of June 30, 1999 were as follows:

                                                                          Unrealized
                                                                         Appreciation
                       Foreign Currency                Expiration       (Depreciation)
                       Purchased                          Date            (Note 1d)

                       Nok         23,381,456          July 1999        $   (21,335)
                       NZ$          2,362,419          July 1999            (53,662)

                       (US$ Commitment--$4,298,277)                     $   (74,997)

                       Foreign Currency Sold

                       C$           9,184,918          July 1999        $    87,085
                       E            3,447,470          July 1999             21,411
                       E            1,250,000         August 1999             6,802
                       ISK        379,600,000          July 1999             22,616
                       Pound        7,916,058          July 1999            280,466
                       Sterling
                       Nok        191,067,228          July 1999            540,424
                       NZ$         13,546,273          July 1999            232,760

                       (US$ Commitment--$61,282,909)                    $ 1,191,564
                                                                        -----------

                       Total Unrealized Appreciation on Forward
                       Foreign Exchange Contracts--Net                  $ 1,116,567
                                                                        ===========

                       See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1999
Assets:             Investments, at value (identified cost--$105,202,806) (Note 1a)                        $ 104,055,363
                    Options purchased, at value (premiums paid--$28,648)(Notes 1a & 1d)                           16,899
                    Unrealized appreciation on forward foreign exchange contracts (Note 1d)                    1,116,567
                    Cash                                                                                             990
                    Foreign cash (Note 1c)                                                                       264,506
                    Receivables:
                      Interest                                                            $   2,999,932
                      Forward foreign exchange contracts (Note 1d)                               63,659        3,063,591
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1g)                                         185,510
                                                                                                           -------------
                    Total assets                                                                             108,703,426
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    2,139,010
                      Capital shares redeemed                                                   389,295
                      Dividends to shareholders (Note 1h)                                       163,583
                      Distributor (Note 2)                                                       62,429
                      Investment adviser (Note 2)                                                48,499
                      Forward foreign exchange contracts (Note 1d)                               12,050
                      Options purchased (Note 1d)                                                 5,479        2,820,345
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       173,017
                                                                                                           -------------
                    Total liabilities                                                                          2,993,362
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 105,710,064
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 1,000,000,000
Consist of:         shares authorized                                                                      $         235
                    Class B Shares of Common Stock, $0.10 par value, 1,000,000,000
                    shares authorized                                                                          1,256,309
                    Class C Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                                 86
                    Class D Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                            116,143
                    Paid-in capital in excess of par                                                         152,097,904
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (47,679,065)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                            (81,548)
                                                                                                           -------------
                    Net assets                                                                             $ 105,710,064
                                                                                                           =============

Net Asset           Class A--Based on net assets of $18,280 and 2,347 shares
Value:                       outstanding                                                                   $        7.79
                                                                                                           =============
                    Class B--Based on net assets of $96,739,126 and 12,563,087
                             shares outstanding                                                            $        7.70
                                                                                                           =============
                    Class C--Based on net assets of $6,493 and 855 shares
                             outstanding                                                                   $        7.59
                                                                                                           =============
                    Class D--Based on net assets of $8,946,165 and 1,161,427
                             shares outstanding                                                            $        7.70
                                                                                                           =============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1999
Investment Income   Interest and discount earned                                                           $   3,198,332
(Notes 1e & 1f):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $    385,211
                    Investment advisory fees (Note 2)                                           308,024
                    Transfer agent fees--Class B (Note 2)                                       126,420
                    Accounting services (Note 2)                                                 66,251
                    Professional fees                                                            37,393
                    Printing and shareholder reports                                             31,666
                    Registration fees (Note 1g)                                                  29,911
                    Directors' fees and expenses                                                 22,042
                    Custodian fees                                                               13,497
                    Account maintenance fees--Class D (Note 2)                                   11,568
                    Transfer agent fees--Class D (Note 2)                                         9,188
                    Account maintenance and distribution fees--Class C (Note 2)                      49
                    Transfer agent fees--Class C (Note 2)                                            23
                    Transfer agent fees--Class A (Note 2)                                            20
                    Pricing fees                                                                     10
                    Other                                                                         2,646
                                                                                          -------------
                    Total expenses                                                                             1,043,919
                                                                                                           -------------
                    Investment income--net                                                                     2,154,413
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                          130,366
(Loss) on             Foreign currency transactions--net                                       (298,356)        (167,990)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                         (963,125)
(Notes 1c, 1d,        Foreign currency transactions--net                                        855,709         (107,416)
1f & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                       (275,406)
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   1,879,007
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,         Dec. 31,
                    Increase (Decrease) in Net Assets:                                         1999             1998
Operations:         Investment income--net                                                 $  2,154,413    $   6,025,113
                    Realized loss on investments and foreign currency
                    transactions--net                                                          (167,990)        (193,436)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                     (107,416)         540,945
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      1,879,007        6,372,622
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                      (440)            (431)
Shareholders          Class B                                                                (1,952,433)      (5,311,497)
(Note 1h):            Class C                                                                      (219)          (1,613)
                      Class D                                                                  (201,321)        (506,824)
                    Return of capital--net:
                      Class A                                                                        --              (15)
                      Class B                                                                        --         (186,847)
                      Class C                                                                        --              (57)
                      Class D                                                                        --          (17,829)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,154,413)      (6,025,113)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (14,992,817)     (53,051,958)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total decrease in net assets                                            (15,268,223)     (52,704,449)
                    Beginning of period                                                     120,978,287      173,682,736
                                                                                          -------------    -------------
                    End of period                                                         $ 105,710,064    $ 120,978,287
                                                                                          =============    =============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                      Class A
                                                           For the                                   For the
                                                             Six                                      Period    For the
The following per share data and ratios have been derived   Months                                   Nov. 1,      Year
from information provided in the financial statements.      Ended            For the Year Ended      1995 to     Ended
                                                           June 30,             December 31,         Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                      1999       1998       1997     1996++    1995++     1995++
Per Share           Net asset value, beginning of
Operating           period                                 $   7.80   $   7.76   $   7.89  $   7.91  $   7.93   $   8.11
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .17        .38        .42       .54       .09        .49
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                 (.01)       .04       (.13)     (.06)     (.02)      (.12)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .16        .42        .29       .48       .07        .37
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.17)      (.37)      (.39)     (.44)     (.09)      (.27)
                      Return of capital--net                     --       (.01)      (.03)     (.06)       --       (.28)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.17)      (.38)      (.42)     (.50)     (.09)      (.55)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.79   $   7.80   $   7.76  $   7.89  $   7.91   $   7.93
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per
Return:**           share                                     2.13%+++   5.49%      3.77%     6.29%      .92%+++   4.62%
                                                           ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.14%*      .84%       .76%      .95%     1.02%*      .96%
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.51%*     4.75%      5.39%     6.45%     6.91%*     6.75%
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in
Data:               thousands)                             $     18   $      7   $     18  $      3  $     75   $     66
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       55.21%    174.18%    278.81%   349.34%    25.09%    312.13%
                                                           ========   ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                     Class B

                                                            For the                                  For the    For the
                                                              Six                                     Period
The following per share data and ratios have been derived    Months                                  Nov. 1,     Year
from information provided in the financial statements.       Ended         For the Year Ended        1995 to     Ended
                                                            June 30,          December 31,           Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                      1999        1998     1997      1996++    1995++    1995++
Per Share           Net asset value, beginning of
Operating           period                                 $   7.72   $   7.69   $   7.81  $   7.90  $   7.93   $   8.10
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .14        .31        .35       .44       .08        .47
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                 (.02)       .03       (.12)     (.09)     (.03)      (.15)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .12        .34        .23       .35       .05        .32
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.14)      (.30)      (.32)     (.38)     (.08)      (.24)
                      Return of capital--net                     --       (.01)      (.03)     (.06)       --       (.25)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.14)      (.31)      (.35)     (.44)     (.08)      (.49)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.70   $   7.72   $   7.69  $   7.81  $   7.90   $   7.93
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per
Return:**           share                                     1.61%+++   4.52%      3.08%     4.52%      .66%+++   3.96%
                                                           ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.91%*     1.65%      1.62%     1.74%     1.80%*     1.73%
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    3.80%*     3.99%      4.59%     5.62%     6.13%*     5.95%
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 96,739   $110,989   $160,096  $239,419  $376,049   $398,136
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       55.21%    174.18%    287.81%   349.34%    25.09%    312.13%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                      Class C

                                                           For the                                   For the
                                                             Six                                      Period   For the
The following per share data and ratios have been derived   Months                                   Nov. 1,    Year
from information provided in the financial statements.      Ended           For the Year Ended       1995 to    Ended
                                                           June 30,            December 31,          Dec. 31,  Oct. 31,
Increase (Decrease) in Net Asset Value:                      1999        1998      1997     1996++    1995++     1995++
Per Share           Net asset value, beginning of
Operating           period                                 $   7.61   $   7.58   $   7.67  $   7.72  $   7.74   $   8.10
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .13        .29        .35       .38       .08        .35
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                 (.02)       .03       (.09)     (.01)     (.02)      (.28)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .11        .32        .26       .37       .06        .07
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.13)      (.28)      (.32)     (.37)     (.08)      (.21)
                      Return of capital--net                     --       (.01)      (.03)     (.05)       --       (.22)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.13)      (.29)      (.35)     (.42)     (.08)      (.43)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.59   $   7.61   $   7.58  $   7.67  $   7.72   $   7.74
                                                           ========   ========   ========  ========  ========   ========

Total               Based on net asset value per
Investment          share                                     1.50%+++   4.37%      3.42%     4.93%      .78%+++    .89%
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.08%*     1.76%      1.60%     1.73%     1.83%*     1.83%
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    3.62%*     3.94%      4.46%     5.23%     6.09%*     5.99%
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in
Data:               thousands)                             $      7   $     17   $    344  $    155  $    103   $    109
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       55.21%    174.18%    287.81%   349.34%    25.09%    312.13%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                      Class D
                                                           For the                                   For the
                                                             Six                                     Period     For the
The following per share data and ratios have been derived   Months                                   Nov. 1,      Year
from information provided in the financial statements.      Ended           For the Year Ended       1995 to     Ended
                                                           June 30,            December 31,          Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                      1999        1998      1997     1996++     1995++    1995++
Per Share           Net asset value, beginning of
Operating           period                                 $   7.72   $   7.70   $   7.81  $   7.90  $   7.93   $   8.11
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .16        .35        .40       .48       .09        .52
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                 (.02)       .02       (.11)     (.09)     (.03)      (.17)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .14        .37        .29       .39       .06        .35
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.16)      (.34)      (.37)     (.42)     (.09)      (.26)
                      Return of capital--net                     --       (.01)      (.03)     (.06)       --       (.27)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.16)      (.35)      (.40)     (.48)     (.09)      (.53)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.70   $   7.72   $   7.70  $   7.81  $   7.90   $   7.93
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per
Return:**           share                                     1.88%+++   4.96%      3.77%     5.09%      .75%+++   4.40%
                                                           ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.36%*     1.10%      1.08%     1.20%     1.27%*     1.20%
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.35%*     4.54%      5.13%     6.13%     6.67%*     6.49%
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  8,946   $  9,965   $ 13,225  $ 17,948  $ 24,240   $ 26,619
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       55.21%    174.18%    287.81%   349.34%    25.09%    312.13%
                                                           ========   ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1998 is characterized as a return of capital.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended June 30, 1999, MLAM paid MLAM U.K. a fee of $23,797 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account     Distribution
                              Maintenance Fee      Fee

Class B                             0.25%        0.50%
Class C                             0.25%        0.55%
Class D                             0.25%         --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                    MLFD         MLPF&S

Class D                              $4          $23


For the six months ended June 30, 1999, MLPF&S received contingent deferred sales charges of $18,288 and $49 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, MLAM U.K., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $45,600,492 and $12,254,070, respectively.

Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

                                   Realized      Unrealized
                                    Gains          Gains
                                   (Losses)       (Losses)
Investments:
  Long-term                      $    (27,689)  $   (355,550)
  Short-term                          159,735       (791,893)
  Options purchased                    (1,680)            --
                                 ------------   ------------
Total investments                     130,366     (1,147,443)
                                 ------------   ------------
Currency transactions:
  Options written                     302,493             --
  Options purchased                  (337,454)       (11,749)
  Forward foreign exchange
  contracts                         1,223,504      1,116,567
  Foreign currency
  transactions                     (1,486,899)       (38,923)
                                 ------------   ------------
Total currency transactions          (298,356)     1,065,895
                                 ------------   ------------
Total                            $   (167,990)  $    (81,548)
                                 ============   ============


As of June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,147,443, of which $1,284,541 related to appreciated securities and $137,098 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $105,202,806.

Transactions in options written for the six months ended June 30, 1999 were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options
written, beginning of period        3,850,000   $     15,263
Options written                     7,950,370         50,015
Options expired                   (11,800,370)       (65,278)
                                 ------------   ------------
Outstanding call options
written, end of period                     --   $         --
                                 ============   ============


                                  Nominal Value
                                    Covered by     Premiums
Put Options Written              Written Options   Received

Outstanding put options
written, beginning of period       10,500,000   $     17,078
Options written                    10,561,207        220,137
Options expired                   (21,061,207)      (237,215)
                                 ------------   ------------
Outstanding put options
written, end of period                     --   $         --
                                 ============   ============



4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $14,992,817 and $53,051,958, for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                             4,010   $     31,277
Shares issued to shareholders in
reinvestment of dividends                  21            164
                                 ------------   ------------
Total issued                            4,031         31,441
Shares redeemed                        (2,525)       (19,695)
                                 ------------   ------------
Net increase                            1,506   $     11,746
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                             2,330   $     18,100
Shares issued to shareholders in
reinvestment of dividends and
distributions                              49            383
                                 ------------   ------------
Total issued                            2,379         18,483
Shares redeemed                        (3,799)       (29,521)
                                 ------------   ------------
Net decrease                           (1,420)  $    (11,038)
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           529,041   $  4,083,746
Shares issued to shareholders in
reinvestment of dividends             120,217        927,246
                                 ------------   ------------
Total issued                          649,258      5,010,992
Automatic conversion of shares        (24,976)      (192,608)
Shares redeemed                    (2,439,684)   (18,815,735)
                                 ------------   ------------
Net decrease                       (1,815,402)  $(13,997,351)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         2,168,042   $ 16,681,600
Shares issued to shareholders in
reinvestment of dividends and
distributions                         361,212      2,777,966
                                 ------------   ------------
Total issued                        2,529,254     19,459,566
Automatic conversion of shares        (59,307)      (455,694)
Shares redeemed                    (8,897,683)   (68,428,445)
                                 ------------   ------------
Net decrease                       (6,427,736)  $(49,424,573)
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares issued to shareholders in
reinvestment of dividends                  21   $        164
Shares redeemed                        (1,426)       (10,835)
                                 ------------   ------------
Net decrease                           (1,405)  $    (10,671)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           186,138   $  1,411,639
Shares issued to shareholders in
reinvestment of dividends and
distributions                             142          1,078
                                 ------------   ------------
Total issued                          186,280      1,412,717
Shares redeemed                      (229,410)    (1,739,574)
                                 ------------   ------------
Net decrease                          (43,130)  $   (326,857)
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                            42,264   $    326,085
Shares issued to shareholders in
reinvestment of dividends              14,380        110,913
Automatic conversion of shares         24,970        192,608
                                 ------------   ------------
Total issued                           81,614        629,606
Shares redeemed                      (210,786)    (1,626,147)
                                 ------------   ------------
Net decrease                         (129,172)  $   (996,541)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                            44,879   $    345,959
Shares issued to shareholders in
reinvestment of dividends and
distributions                          40,344        310,437
Automatic conversion of shares         59,280        455,694
                                 ------------   ------------
Total issued                          144,503      1,112,090
Shares redeemed                      (572,114)    (4,401,580)
                                 ------------   ------------
Net decrease                         (427,611)  $ (3,289,490)
                                 ============   ============



5. Commitments:
At June 30, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $398,000.

6. Capital Loss Carryforward:
At December 31, 1998, the Fund had a capital loss carryforward of approximately $47,027,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004, $1,289,000 expires in
2005 and $143,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.